UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

BioVie Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39015	46-2510769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 W Nye Lane Suite 201 Carson City, NV	89703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 888-3162

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 Per Share	BIVI	The Nasdaq Stock Market, LLC

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 1, 2024, BioVie Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission to report, among other things, its filing of a Certificate of Change with the Secretary of State of the State of Nevada on July 31, 2024, in connection with the one-for-ten (1:10) reverse stock split (the “Reverse Stock Split”) of the Company’s common stock. This amendment is being filed solely to disclose the Certificate of Termination (the “Certificate of Termination”) and the Certificate of Amendment (the “Certificate of Amendment”) filed with the Secretary of State of the State of Nevada for the Reverse Stock Split and provide such certificates as exhibits under Item 9.01. Other than as described above, this amendment does not amend any other information previously filed in the Original 8-K.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split contained in Item 5.03 of this Current Report on Form 8-K/A is incorporated by reference herein.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2024, the Company filed the Certificate of Amendment with the Secretary of State of the State of Nevada to correct the filing previously made on July 31, 2024 for the Reverse Stock Split. The Certificate of Amendment corrected a defect in the previously filed Certificate of Change and the Certificate of Termination filed with the Secretary of State on August 5, 2024 voided the previously filed Certificate of Change. No substantive change was made to the terms or timing of the Reverse Stock Split as previously reported.

The foregoing description of the Certificate of Termination and the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Termination and the Certificate of Amendment, which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Termination of BioVie Inc.
3.2	Certificate of Amendment of BioVie Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioVie INC.

	By:	/s/ Joanne Wendy Kim
		Name:	Joanne Wendy Kim
		Title:	Chief Financial Officer

Date: August 6, 2024

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